                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): December 14, 2000


                               AMB PROPERTY, L.P.
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-14245                 94-3285362
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(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                Identification Number)


                Pier 1, Bay 1, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
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              (Registrants' telephone number, including area code)

                                       n/a
                    ----------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5    OTHER EVENTS.

      On December 14, 2000, pursuant to a Terms Agreement dated December 14, 2000 and attached as Exhibit 1.1 to this report, we priced $150 million aggregate principal amount of our senior unsecured notes under the medium-term note program that we commenced on August 15, 2000. The notes, attached as Exhibits 4.1, 4.2 and 4.3 to this report, which mature on December 15, 2005 and bear interest at a rate of 7.20% per annum, were sold to Morgan Stanley Dean Witter and J.P. Morgan Securities Inc., as principal, with a settlement date of December 19, 2000. AMB Property Corporation, our general partner, has guaranteed the $150 million aggregate principal amount of senior unsecured notes.

      After deducting Morgan Stanley Dean Witter's and J.P. Morgan Securities Inc.'s .600% commission on the trade and a .143% discount on the price to the public, we received net proceeds of $148,885,500. In addition, Morgan Stanley Dean Witter and J.P. Morgan Securities Inc. agreed to reimburse us for certain expenses totaling $150,000. We intend to use these net proceeds for general corporate purposes, which may include the partial repayment of indebtedness, including amounts outstanding under our unsecured credit facility, and the acquisition or development of additional properties.

FORWARD LOOKING STATEMENTS

      Some of the information included in this report contains forward-looking statements, such as statements pertaining to the use of proceeds from the sale of the notes. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. The forward-looking statements include statements regarding the intended use of the proceeds from the issuance of the notes. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

     Exhibit
     Number          Description
     ---------       -----------

       1.1 Terms Agreement dated as of December 14, 2000 by and between Morgan Stanley & Co., Incorporated, J.P. Morgan Securities Inc. and AMB Property, L.P.

       4.1 $50,000,000 7.20% Fixed Rate Note No. 5 dated December 19, 2000, attaching the Parent Guarantee dated December 19, 2000.

       4.2 $50,000,000 7.20% Fixed Rate Note No. 6 dated December 19, 2000, attaching the Parent Guarantee dated December 19, 2000.

       4.3 $50,000,000 7.20% Fixed Rate Note No. 7 dated December 19, 2000, attaching the Parent Guarantee dated December 19, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMB Property, L.P.
                                            (Registrant)

                                        By: AMB Property Corporation,
                                            its General Partner

Date:    January 8, 2000                By: /s/ Tamra Browne
                                            -----------------------------------
                                            Tamra Browne
                                            Vice President and General Counsel

                                  EXHIBIT INDEX

     Exhibit
     Number          Description
     ---------       -----------

       1.1 Terms Agreement dated as of December 14, 2000 by and between Morgan Stanley & Co., Incorporated, J.P. Morgan Securities Inc. and AMB Property, L.P.

       4.1 $50,000,000 7.20% Fixed Rate Note No. 5 dated December 19, 2000, attaching the Parent Guarantee dated December 19, 2000.

       4.2 $50,000,000 7.20% Fixed Rate Note No. 6 dated December 19, 2000, attaching the Parent Guarantee dated December 19, 2000.

       4.3 $50,000,000 7.20% Fixed Rate Note No. 7 dated December 19, 2000, attaching the Parent Guarantee dated December 19, 2000